EXHIBIT 10.5
                                                                    ------------

Long Island City, New York
March 11, 2008

                              GRID PROMISSORY NOTE


     FOR VALUE RECEIVED, the undersigned PAWFECT FOODS, INC., a Florida corporation, having a mailing address at 31-51 Steinway Street, Long Island City, New York 11103 ("Borrower"), promises to pay to PIETRO GATTINI, having an address at 31-51 Steinway Street, Long Island City, New York 11103 ("Lender"), the unpaid principal amount of the advances made by Lender to Borrower as evidenced by Schedule A attached hereto, with interest at the Interest Rate (as hereinafter defined) on the unpaid principal amount from the date hereof until the said principal amount has been paid in full, whether at the Maturity Date (as hereinafter defined) or otherwise, all as more fully set forth herein. This Note, in part, represents advances previously made by Lender to third parties on Borrower's behalf and Lender agrees to provide Borrower with documentation reasonably requested to verify the date, purpose and amount of such advances.

     Lender shall endorse on the Schedules to this Note, appropriate notations to evidence the date, amount, and maturity of each loan made by Lender and the date and amount of each payment of principal made by Borrower with respect thereto and forward a copy to Borrower within three business days; provided, that the failure of Lender to make any such notation or endorsement or forward a copy shall not affect the obligations of Borrower, hereunder under the Borrower's Note. The Lender is hereby irrevocably authorized by Borrower so to endorse the Borrower's Note and to attach to and make a part of the Borrower's Note a continuation of any such schedule, when required. The amount and time of any advances to the Borrower shall be in the sole discretion of the Lender.

     The "Interest Rate" shall be three (3%) percent per annum of the principal outstanding until the principal amount of this Note, together with all unpaid accrued interest, thereon, shall have been paid in full; provided, however, that in no event shall the Interest Rate exceed the maximum rate or amount permitted by applicable law. Accrued interest shall be computed on the basis of a 365 day year for the actual number of days elapsed during the period for which computed and shall be paid by Borrower to Lender when the principal is due at maturity or otherwise. Each payment of principal and interest shall first be applied to accrued interest due hereunder and the balance, if any, to the principal hereof.

     The "Maturity Date" shall be the date that is the earlier of : (i) April 1, 2009; (ii) when the Borrower has raised gross proceeds of $500,000 (not including securities of Borrower purchased by Lender, additional advances pursuant to this Note or other loans from Lender to Borrower), (iii) upon a change in the ownership of a majority of the outstanding voting stock of the Borrower; or (iv) the date that the entire principal amount and interest on this Note shall become due and payable by reason of acceleration due to the occurrence of an Event of Default (as hereinafter defined) or otherwise.

     Each of the following specified events hereby constitutes and is herein referred to

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individually as an "Event of Default":

          (a) Borrower's failure to make or cause to be made any payments to Lender under this Note or under any other note or agreement now existing or hereafter to be entered into between the undersigned and Lender when the same are due; or

          (b) Default in the due and timely observance or performance of the covenants, conditions or agreements of Borrower contained in this Note; or

          (c) If any warrant of attachment, execution of other writ shall be issued or levied upon the proceeds or amounts payable hereunder and such attachment, execution or other writ shall remain undischarged and unstayed for a period in excess of thirty (30) days; or

          (d) If Borrower should make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets; or should file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; or should file an answer admitting the jurisdiction of any court and the material allegations of an involuntary petition filed pursuant to any legislation or governmental regulation relating to bankruptcy or organization; or should join in any petition for an adjudication or for a reorganization or other arrangement; or should become or be adjudicated a bankrupt; or should apply for a consent to the appointment of or consent that an order be made appointing any receiver or trustee for itself or for any of its properties, assets or business; or if an order should be entered pursuant to any legislation or governmental rule relating to bankruptcy or reorganization; or if a receiver or a trustee should be appointed otherwise than upon its own application or consent for all or a substantial part of its properties, assets or business and any such receiver or trustee so appointed is not discharged within sixty (60) days after the date of such appointment; or

          (f) If final judgment or judgments for the payment of money aggregating in excess of Twenty-Five Thousand Dollars ($25,000.00) not covered by insurance shall be entered or affirmed by a court against Borrower from which no further appeal may be taken, and Borrower shall not discharge the same or provide for its discharge in accordance with its or their terms or procure a stay of execution thereof within thirty (30) days from the date of entry thereof.

          (g) Borrower, shall not, without the written consent of the Lender; reorganize, merge, consolidate or sell any of its assets (except in the ordinary course of its business). In the event Borrower attempts to take any of the foregoing actions without the Lender's consent, the Lender may deem such action as an "Event of Default" and may take such action as it deems necessary to enforce its rights hereunder.

     Upon the occurrence of an "Event of Default" as defined herein or in the Agreement, the entire principal sum and accrued interest shall, upon written notice by Lender to Borrower, thereupon become due and payable at the option of the Lender. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Borrower hereby waives presentment for payment, demand, protest, notice of protest, notice of dishonor and all other notices in connection with this Note, except Borrower does not

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waive notice as to any prejudgment attachment or the notice of default and/or acceleration specifically required by this paragraph.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America by, at the option of the Borrower, wire to the bank account of Lender or in same day funds at the office of Lender set forth above, or at such place as shall be designated by Lender in writing. Until notified in writing of the transfer of this Note, Borrower shall be entitled to deem Lender or such person who has been so identified by the transferor in writing to Borrower as the holder of this Note as the owner and holder of this Note. Each of Lender and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon of all principal and interest payments made hereunder.

     Borrower may, upon at least three (3) days notice to Lender, prepay this
Note in whole or in part, without penalty or premium. Any prepayment of principal of this Note shall include interest to the date of prepayment on the principal amount being prepaid.

     Borrower agrees that all disputes arising, directly or indirectly, out of or relating to this Note and all actions to enforce this Note may be dealt with and adjudicated exclusively in the state courts of New York sitting in New York County or Nassau County or the federal courts sitting in the Eastern District of New York, and hereby expressly and irrevocably submits the person to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to this Note or in any action to enforce this Note. So far as is permitted under the applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified herein or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon the person of the Borrower in any such court.

     Borrower irrevocably waives, by way of motion, as a defense or otherwise
(i) any objection which it may have or may hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court as is mentioned in the previous paragraph; (ii) any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum; or (iii) any claim that it is not personally subject to the jurisdiction of the above-named courts; provided that if service of process is effected upon Borrower in one of the manners specified in this paragraph or as otherwise permitted by law, Borrower agrees that final judgment from which Borrower has not or may not appeal or further appeal in any such suit, action or proceeding brought in such court of competent jurisdiction shall be conclusive and binding upon Borrower and, may so far as is permitted under the applicable law, be enforced in the courts of any state or any federal court and in any other courts to the jurisdiction of which Borrower is subject, by a suit upon such judgment and that Borrower will not assert any defense, counterclaim, or set off in any such suit upon such judgment.

     Borrower promises to pay all costs and expenses, including reasonable attorney's fees, incurred in the collection and enforcement of this Note. Borrower hereby consents to renewals and extensions of time at or after the Maturity Date hereof, without notice.

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     This Note is being delivered and is intended to be performed in the State of New York and is governed by the laws of the State of New York excluding any laws relating to the conflict or choice of laws.

     If any term or provision of this Note or the application thereof to any persons or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Note or the application of such term or provision to persons or circumstances other than those as to which it is held or unenforceable shall not be affected thereby, and each term and provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place above written.


                                        PAWFECT FOODS, INC.
                                        (Borrower)


                                        By: ___________________________________
                                            Pietro Gattini,  President



     Lender accepts this Note as representing advances made on behalf of third parties as to the Borrower and agrees to accurately record any such future advances and provide Borrower with documentation reasonably requested to verify the date, purpose and amount of such advances.


                                        (Lender)


                                        _______________________________________
                                        Pietro Gattini

                                        Dated: March 11, 2008


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                                  SCHEDULE "A"

                           TRANSACTIONS ON NOTE DUE TO
                                 PIETRO GATTINI


                                                     Amount of    Amount of
                                                     Interest     Principal     Outstanding
                                   Amount of Loan    Paid this    Paid This     Balance This     Notation
Date         Purpose               Made This Date      Date          Date           Date          Made By
------------ -------------------- ---------------- ------------ ------------- ----------------- ------------
02/08/08     Working capital          $5,000.00                                  $5,000.00
------------ -------------------- ---------------- ------------ ------------- ----------------- ------------












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Interest to @ 3% per annum



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